Exhibit 10.17

TELEMATICS SERVICES AGREEMENT

This Telematics Services Agreement (“Agreement”) is made effective as of June 4, 2007 (the “Effective Date”) by and between Hughes Telematics Inc., a Delaware corporation with a principal address at 41 Perimeter Center East, Suite 400, Atlanta, Georgia 30346 (“HTI”) and DaimlerChrysler Company LLC, a Delaware limited liability company with a principal address at 1000 Chrysler Drive, Auburn Hills, Michigan 48326-2766 (“DCC”).

RECITALS

(A) HTI is in the business of, among other things, providing telematics services.

(B) DCC is in the business of, among other things, manufacturing, marketing and selling automobiles throughout the United States of America.

(C) HTI desires to provide certain telematics services in DCC vehicles that have factory-installed equipment capable of receiving those services.

(D) DCC is willing to factory-install (or have factory-installed) equipment capable of receiving those telematics services in DCC vehicles, and to let HTI deliver those services to DCC vehicles, on the terms and conditions set forth in this Agreement.

AGREEMENT

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, HTI and DCC hereby agree as follows:

1.	DEFINITIONS

(a) Defined Terms. In addition to the terms defined elsewhere in this Agreement, the defined terms set forth below and used in this Agreement will have the meanings set forth below unless the context otherwise requires. The definitions in this Agreement apply equally to the singular and plural forms of the defined terms.

“Additional Excluded Telematics Agreement” has the meaning set forth in Section 2(g) of this Agreement.

“Additional Service” means any telematics service that (i) consists (or would upon the initiation thereof and thereafter consist) of either *** and (ii) is (or would upon the initiation thereof and thereafter be) provided using an Embedded Cellular Technology Device installed as original equipment by DCC or its vehicle manufacturing Affiliates.

“Affiliate” of a Person means a Person that directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such Person. As used in this definition, the term “control,” including the correlative terms

“***” denotes language for which HUGHES Telematics, Inc. will request confidential treatment pursuant to the rules and regulations of the Securities Act of 1933, as amended.

“controlling”, “controlled by” and “under common control with”, means the possession, directly or indirectly, of the power to direct or cause the direction of management or policies (whether through ownership of securities or any partnership or other ownership interest, by contract or otherwise) of a Person.

“Agreement” means this agreement, including all exhibits attached hereto, as such agreement may be amended, supplemented, restated or otherwise modified from time to time in accordance with the terms hereof.

“Ancillary Fees” means any and all fees or costs assessed by any third-party, including pass-throughs of taxes or other charges imposed by Governmental Entities (including Surcharges), that are charged by HTI to a Subscriber, in each case, in a manner consistent with the practices of other telematics services providers or telecommunications companies, other than through the inclusion of such costs in the applicable Subscription Fee.

“Approved Additional Service” has the meaning set forth in Section 2(f) of this Agreement.

“Approved Data” has the meaning set forth in Section 10(c) of this Agreement.

“AQP” is abbreviation for Advanced Quality Planning.

“Authorized Supplier” means, for any component to be installed in a DCC Vehicle, a supplier approved by DCC with respect to the applicable component.

“BUB” means the back-up battery listed as a Dedicated Component on Exhibit K.

“Business Day” means any day other than a Saturday, Sunday or a day on which banks in the City of Detroit are authorized or regulated to close.

“Change in Control Event” means any event or sequence of events that results in *** other than DCC or its Affiliates acquiring either (x) more than*** of the outstanding capital stock of HTI on a fully diluted basis or (y) securities representing more than *** of the voting power of HTI.

“Commencement Date” means June 16, 2009.

“Confidential Information” has the meaning set forth in Section 16(a) of this Agreement.

“Current Subscriber” means a Subscriber who, as of any relevant point in time, has a then-current subscription for the PASS Service, any Approved Additional Service or any Other Telematics Service.

“DCC” has the meaning set forth in the introductory paragraph of this Agreement.

“DCC Indemnitees” has the meaning set forth in Section 15(a) of this Agreement.

“DCC Vehicle” means a vehicle that is (i) either (A) manufactured by DCC for sale within the Territory and is branded by DCC as a Chrysler, Dodge or Jeep® vehicle or any replacements of such brands, or (B) a vehicle manufactured for DCC for sale within the Territory that is a replacement of any of the models referenced in clause (i)(A) of this definition of “DCC Vehicle” if such vehicle is branded by DCC as a Chrysler, Dodge or Jeep® vehicle or any replacements of such brands, and (ii) listed on Exhibit D-1 from time to time.

“Dealer” means any dealer or dealer group authorized by DCC that markets, sells or leases any new or pre-owned DCC Vehicle.

“Dedicated Component” means a component that is identified in Exhibit K to this Agreement.

“Dispute” has the meaning set forth in Section 28(a) of this Agreement.

“Effective Date” has the meaning set forth in the introductory paragraph of this Agreement.

“Effective Vehicle Net Shortfall” has the meaning set forth in Exhibit D-2 to this Agreement.

“Embedded Cellular Technology” means transmission and reception via a device installed as original equipment by DCC or its vehicle manufacturing Affiliates in a DCC Vehicle of wireless signals using communication networks that are based on *** and shall expressly exclude ***.

“Embedded Cellular Technology Device” means a device via which transmission and reception of wireless signals take place using communication networks that are based on ***, but expressly excluding ***.

“Enabled Vehicle” means any DCC Vehicle with a factory-installed HTI Telematics Communicator and other Dedicated Components.

“Enabled Vehicle Breach” has the meaning set forth in Exhibit D-2 to this Agreement.

“Excessive Use Charges” has the meaning set forth in Section 3(c) of this Agreement.

“Executive Steering Committee” has the meaning set forth in Section 21(a) of this Agreement.

“Existing Telematics Agreements and Programs” has the meaning set forth in Section 2(f) of this Agreement.

“Fleet Service” means an Approved Additional Service which is provided to owners or lessees of DCC Vehicles who operate a commercial fleet of vehicles, with respect to such vehicle fleet. “Fleet Service” also shall include a package of services contemplated by the preceding sentence even if offered along with one or more telematics services that are part of the PASS Service, but only when provided to owners or lessees of DCC Vehicles who operate a commercial fleet of vehicles, with respect to such vehicle fleet.

“Force Majeure Event” has the meaning set forth in Section 37(a) of this Agreement.

“Governmental Entity” means any federal, state or local government or any regulatory body or political subdivision thereof.

“HTI” has the meaning set forth in the introductory paragraph of this Agreement.

“HTI Indemnitees” has the meaning set forth in Section 15(b) of this Agreement.

“HTI Operational System” means all *** required, in conjunction with the HTI Telematics Communicators, to create a full service offering to Subscribers of the PASS Service, any Approved Additional Services and any Other Telematics Services.

“HTI System” includes the HTI Telematics Communicator and the HTI Operational System.

“HTI Telematics Communicator” means a device capable of receiving the PASS Service within the Territory and provided by an Authorized Supplier (it being understood that the HTI Telematics Communicators may be capable of receiving services in addition to the PASS Service).

“Indemnified Party” has the meaning set forth in Section 15(c) of this Agreement.

“Indemnifying Party” has the meaning set forth in Section 15(c) of this Agreement.

“Intellectual Property” means ***.

“JTP” means ***.

“Law” means any federal, state or local law, statute, code or ordinance, or any rule or regulation promulgated pursuant thereto.

“Marks” has the meaning set forth in Section 19 of this Agreement.

***.

“MCG Vehicle” means a vehicle that is manufactured by or for MBUSA or its Affiliates (other than DCC) for sale within the Territory and is branded as a Mercedes vehicle.

“Milestone Requirement” has the meaning set forth in Section 13(a) of this Agreement.

“Model Year” means, with respect to DCC Vehicles, the annual production period for the DCC Vehicles, as determined by DCC and as identified by the year in which such production ends, which “Model Year” shall, if production for all vehicles for such “Model Year” does not end on the same date, be deemed to end on the date on which production of the last vehicle produced for such “Model Year” ends.

“Mopar” means the global parts and service division of DaimlerChrysler Motors Company LLC, an Affiliate of DCC.

“Multi-Cause Action” means a demand, action, cause of action, lawsuit or claim that alleges loss or damage caused by both Parties.

“Non-Disclosure Agreement” means that certain Non-Disclosure Agreement, with an effective date of ***, by and between DaimlerChrysler Corporation and HTI.

“Operating Committee” has the meaning set forth in Section 21(b) of this Agreement.

“Other Telematics Service” has the meaning set forth in Section 8 of this Agreement.

“Owner Information” means *** of the DCC Vehicle.

“Party” means HTI or DCC; and “Parties” means HTI and DCC.

“PASS Service” means the personal assistance safety services described in Exhibit A to this Agreement.

“PCS Agreement” has the meaning set forth in Section 10(b) of this Agreement

“Person” means any natural person, organization, partnership, limited liability company, corporation, other legal entity or Governmental Entity.

“Separate Intellectual Property” has the meaning set forth in Section 14(a) of this Agreement.

“Shared Component” means any of the components identified on Exhibit L to this Agreement.

“Speaker” means the speaker listed as a Dedicated Component on Exhibit K.

“Subscriber” means any Person who has subscribed for the PASS Service, any Approved Additional Services or any Other Telematics Services, in each case, in an Enabled Vehicle, whether or not such Person is the original owner or lessee of such Enabled Vehicle.

“Subscriber Agreement” means the agreement between HTI and a Subscriber pursuant to which the Subscriber subscribes for certain services to be provided by HTI.

“Subscriber Vehicle” means any Enabled Vehicle owned by, or leased to, a Current Subscriber.

“Subscription Fee” means the fees (other than Ancillary Fees and Excess Use Charges) charged by HTI to a Subscriber for the PASS Service, Approved Additional Services and Other Telematics Services, but does not include fees charged for Fleet Services.

“Surcharges” means ***.

“TCU” means the telematics communication unit which is synonymous with the HTI Telematics Communicator.

“Technical Specifications” has the meaning set forth in Section 4(e) of this Agreement.

“Telematics Package” means a specific bundle of Telematics Services (and, at HTI’s option, Other Telematics Services) to be offered to purchasers and lessees of DCC Vehicles.

“Telematics Services” means (a) the PASS Service, (b) any Approved Additional Services and (c) all related infrastructure and support services as outlined by DCC and contained in the Technical Specifications listed in Exhibit G and in Exhibit B; but shall not include any service described in clauses (a) through (c) above when used for testing, demonstration, development or research or for data collection, recording or transmission in connection with testing, demonstration, development or research or for any other purpose incidental thereto.

“Term” has the meaning set forth in Section 25 of this Agreement.

“Territory” means the fifty states of the United States of America together with the District of Columbia.

“Testing Protocols” has the meaning set forth in Section 7(a) of this Agreement.

“Trigger Event” has the meaning set forth in Section 14(b) of this Agreement.

***.

“Vehicle and Subscriber Data” means any information regarding an Enabled Vehicle or a Subscriber which HTI is capable of obtaining via the HTI Telematics Communicator.

“WiMax” means ***.

“WiMax Service” means a telematics service provided using WiMax.

(b) Other Definitional Matters. The words “include” and “including” will be deemed to be followed by the phrase “without limitation” when such phrase does not otherwise appear. The terms “herein”, “hereof” and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular section, paragraph or subdivision. All article, section, paragraph, clause, exhibit or schedule references not attributed to a particular document will be references to such parts of this Agreement. All references to “$” or “dollars” are to the currency of the United States of America, unless explicitly stated otherwise. Upon the execution in accordance with this Agreement of any revised exhibit to this Agreement, the revised exhibit shall become the effective exhibit and shall replace the previous exhibit in its entirety without the need for further amendment of this Agreement.

2.	TELEMATICS SERVICES

(a) Start of PASS Service. Beginning on the Commencement Date and continuing during the Term and for such additional time periods as are provided for in Section 27, HTI will provide to the purchasers and lessees of all DCC Vehicles which are equipped with HTI Telematics Communicators and for which such purchasers or lessees have Subscriber Agreements with HTI that are then in effect, the PASS Service. The services that make up the PASS Service are described on the attached Exhibit A. Exhibit A may be amended, supplemented or restated from time to time by mutual written agreement between the Parties.

(b) Provision of the PASS Service to Enabled Vehicles. On and from the Commencement Date, HTI will provide the PASS Service in each Enabled Vehicle that is also a Subscriber Vehicle in accordance with the standards and service levels set forth in this Section 2 and in Exhibit B for each of the services that make up the PASS Service. Exhibit B may be amended, supplemented or restated from time to time by mutual written agreement of the Parties. HTI will make the PASS Service available to each Subscriber Vehicle that is also a DCC Vehicle 24 hours a day, seven days a week, irrespective of where the Subscriber Vehicle is located within the Territory, exempting issues related to cellular coverage or other circumstances beyond HTI’s means of control.

(c) Standards for the PASS Service. HTI will ensure that the PASS Service meets or exceeds the specific service levels in Exhibit B and will use *** to maintain *** the PASS Service, including with respect to the price and quality thereof. Additionally, HTI will use *** to ensure that Subscribers are satisfied with the PASS Service.

(d) Commencement. HTI will make the HTI Operational System fully operational and the PASS Service available to all Subscribers in Enabled Vehicles not later than June 16, 2009 in accordance with and subject to the terms of this Agreement. Furthermore, the HTI Operational System shall be fully operational and the PASS Service available to *** as shown on Exhibit N.

(e) Costs and Expenses. ***, HTI shall be required to develop technically feasible changes as shall be determined by HTI, but subject to approval by DCC’s change notice process, to avoid the interruption in the provision of such telematics services via such HTI Telematics Communicators and shall notwithstanding anything contained in Section 37 to the contrary, make such upgraded HTI Telematics Communicators available to applicable Subscribers (it being understood that (i) HTI has no obligation to make changes required to provide telematics services not originally available to DCC Vehicles containing the HTI Telematics Communicator in question when such DCC Vehicles were originally sold or leased, (ii) HTI shall not be responsible for the cost of retrofitting or replacing existing HTI Telematics Communicators in connection with upgrades contemplated by this Section 2(e), and shall not be required to offer the upgraded HTI Telematics Communicators to customers at a discounted cost and (iii) HTI shall supply DCC with DCC’s requirement of such upgraded HTI Telematics Communicators, at ***, for factory installation thereof in new DCC Vehicles). HTI shall be solely responsible for, and will timely make and implement, ***, any changes required by any Governmental Entity to the HTI Operational System or to the way in which Telematics Services are to be provided (other than changes in the HTI Telematics Communicators which are governed by the preceding sentence) to avoid any interruption in telematics services provided pursuant to this Agreement to Subscribers who have implemented any necessary hardware upgrades. In connection with such changes required by a Governmental Entity, the Parties will in good faith consider modifications to Exhibit A and Exhibit B as necessitated thereby.

(f) Approved Additional Services. As used in this Agreement, the term “Approved Additional Services” means those telematics services, other than the PASS Service which HTI is permitted or selected to provide ***, as applicable, given in the manner set forth in Sections 2(f)(i) through 2(f)(iv) below. HTI shall provide each Approved Additional Service in accordance with the terms applicable thereto as set forth in this Agreement and in any amendment hereto contemplated by Sections 2(f)(i) through 2(f)(iv) below.

(i)

Telematics Services Proposed by HTI. With respect to each Additional Service or WiMax Service proposed in writing from time to time by HTI which is a WiMax Service or involves the use of Embedded Cellular Technology, such Additional Service or WiMax Service shall become an Approved Additional Service to DCC

Vehicles if DCC consents on a case-by-case basis to the provision by HTI of such telematics service via the HTI Telematics Communicator. DCC will in good faith review each such proposal made by HTI pursuant to the preceding sentence, which proposal shall contain all information reasonably necessary for DCC to fully evaluate HTI’s proposal (***) and will decide within *** from the receipt of such proposal whether it will consent to the provision of such service by HTI or whether it will withhold its consent based on a ***, in which case ***, the Parties shall set forth a description of the Additional Service or WiMax Service and the terms applicable to such Additional Service or WiMax Service and not otherwise contained in this Agreement in an amendment to this Agreement.

(ii)	Telematics Services Proposed by DCC for DCC Use as End User: With respect to each Additional Service proposed from time to time by DCC which involves the use of Embedded Cellular Technology and with respect to which DCC or its Affiliate will be the end user of such telematics service (which service does not involve the resale of any such service or aspect thereof to any third-party), HTI shall offer within *** of its receipt of DCC’s proposal to provide any such technically-feasible service on *** terms to be negotiated and agreed upon by HTI and DCC on a case-by-case basis. Upon mutual agreement on the terms, the description of the service and the agreed-upon terms applicable to such service and not otherwise contained in this Agreement shall be set forth in an amendment to this Agreement.

(iii)

Telematics Services Proposed by DCC for Subscriber or Other Third-Party Use as End User: With respect to each Additional Service which involves the use of Embedded Cellular Technology or each WiMax Service (other than WiMax Services covered by Section 2(f)(iv)), in each case, proposed from time to time by DCC (including telematics services the ideas for which are proposed to DCC by third-parties) with respect to which neither DCC nor its Affiliate will be the end user of such telematics service, HTI shall have the right to provide such telematics service to the end user if HTI offers to provide such telematics service on terms that are (x) *** for the provision of such service which DCC or its Affiliate receives from a third-party and which DCC or its Affiliate, as applicable, is willing to accept, or (y) acceptable to DCC or its Affiliate, as applicable. If HTI fails under clause (x) in this Section 2(f)(iii), within *** of its receipt of DCC’s proposal, to offer to provide such Additional Service which uses Embedded Cellular Technology or WiMax Service on terms that are *** which DCC or its Affiliate, as applicable, is willing to accept, DCC or its Affiliate, as applicable, shall be entitled to offer such Additional Service or WiMax Service or to have third parties provide such Additional Service or WiMax

Service ***. If HTI is to provide an Additional Service or WiMax Service under this Section 2(f)(iii) to Subscribers (including prospective subscribers) or other third parties as end users who are owners or lessees of DCC Vehicles, following mutual agreement on the terms with respect thereto, HTI and DCC shall set forth the description of the Additional Service or WiMax Service and the terms applicable to such Additional Service or WiMax Service and not otherwise contained in this Agreement in an amendment to this Agreement.

(iv)	WiMax Service Offerings: If DCC conducts a general solicitation for suppliers to provide multiple WiMax Services in DCC Vehicles, HTI shall have the right to provide such WiMax Services to the end user if HTI offers to provide such WiMax Services on terms ***, or (y) acceptable to DCC or its Affiliate, as applicable. Upon mutual agreement on the terms, (A) the description of the WiMax Services and the terms applicable to such services and not otherwise contained in this Agreement shall be set forth in an amendment to this Agreement and (B) the definition of Embedded Cellular Technology shall be amended to thereafter include WiMax in its definition in Section 1 (in the same manner as ***, including for purposes of Sections 2(f)(i), 2(f)(ii) and 2(f)(iii)). If HTI fails under clause (x) in this Section 2(f)(iv), within *** of DCC’s solicitation, to offer to provide all the WiMax Services on terms that ***, as applicable, than, *** for the provision of such services which DCC or its Affiliate, as applicable, is willing to accept, DCC or its Affiliate, as applicable, shall be entitled to offer such WiMax Services or to have third parties provide such services on terms that are ***, as applicable, ***, than the terms of the proposal with which HTI’s proposal was not competitive.

If DCC or its Affiliate enters into an agreement with a third-party, in accordance with this Section 2(f)(iv), for such third-party to provide WiMax Services in DCC Vehicles, ***. As an exception ***, HTI shall be entitled to continue to provide the PASS Service and each Approved Additional Service with respect to DCC Vehicles as of such date (including each Approved Additional Service which HTI is then offering and each Approved Additional Service which HTI is then authorized to provide to DCC Vehicles in accordance with Section 2(f)(i) or Section 2(f)(iii), but which remains under development at such time in accordance with the terms applicable to such Approved Additional Service) and exclusivity shall continue to apply with respect to the PASS Service and the Approved Additional Services pursuant to, and subject to the terms of, Section 2(g)(i).

(v)	Initial Approved Additional Service. DCC and HTI agree that the Additional Service identified on Exhibit C shall constitute an Approved Additional Service for DCC Vehicles and that HTI shall provide such Approved Additional Service to DCC, and DCC shall obtain such service from HTI, on the terms set forth herein and therein.

(g) Exclusivity. HTI will have exclusivity in regard to telematics services to the extent, and only to the extent, as set forth in this Section 2(g). Except to the extent specifically provided in Section 2(g)(i), all HTI exclusivity in regard to telematics services shall end upon the expiration or earlier termination of this Agreement.

(i)	Exclusivity for PASS Service and Approved Additional Services. Subject to Section 2(g)(iii) below, HTI shall have, within the Territory, the exclusive right to provide, and DCC shall not otherwise provide or permit any of its Affiliates to provide, the PASS Service and each telematics service that becomes an Approved Additional Service, in each case, in DCC Vehicles both (1) during the Term and (2) only with respect to each new DCC Vehicle produced, sold or leased, in each case, within *** prior to the expiration or earlier termination of this Agreement, during the *** period which commences on the date such vehicle is sold or leased, including any portion of such *** period which follows the expiration or earlier termination of this Agreement.

(ii)	Exclusivity for Embedded Cellular Technology Devices. Subject to Section 2(g)(iii) below, DCC will not install (or have installed) or permit any of its Affiliates to install (or have installed), as original equipment any Embedded Cellular Technology Device (other than an HTI Telematics Communicator) which is used by DCC or any third party authorized by DCC to deliver Telematics Services in any DCC Vehicle produced during the Term for sale within the Territory.

(iii)

Exclusivity Limitations. The exclusivity granted to HTI in this Section 2(g) is not intended to restrict DCC in, and shall not limit or interfere with, its reasonable fulfillment of, the existing and future agreements, relationships and program participations of DCC that are listed in Exhibit I-1 (collectively the “Existing Telematics Agreements and Programs”); provided, however, that no amendment or modification to the Existing Telematics Agreements and Programs (other than any amendment or modification to a program if such modification does not require the consent of DCC) shall expand the limitations with respect to HTI’s exclusivity rights that exist under, or as a result of, such Existing Telematics Agreements and Programs as of the date hereof. If DCC or its Affiliate enters into an agreement with a third-party pursuant to the last paragraph of Section 2(f)(iv) (an “Additional Excluded

Telematics Agreement”), DCC and HTI shall add such Additional Excluded Telematics Agreement to Exhibit I-2. ***. Furthermore, notwithstanding anything in Section 2(g) to the contrary, if HTI fails to offer to DCC or its Affiliate, as applicable, within the time period specified in Sections 2(f)(ii) or 2(f)(iii) to provide the Additional Service or WiMax Service on terms as are described in such Sections, DCC or its Affiliate, as applicable, may thereafter enter into non-exclusive or exclusive relationships with one or more third parties for such third parties to provide the Additional Service or WiMax Service that HTI failed to offer to provide; provided, however, that such exclusivity shall not extend beyond such Additional Service or WiMax Service, as applicable. ***.

(h) ***

(i) ***

(j) HTI Activities Other Than With Respect to DCC Vehicles. Nothing in this Agreement shall limit or preclude HTI from providing any telematics services in any vehicle other than a vehicle manufactured by or for DCC on such terms and conditions as HTI determines in its sole discretion.

(k) Delay. Notwithstanding anything in this Section 2 to the contrary, HTI shall not be responsible for delays in making the HTI Telematics Communicator, the HTI Operational System, the PASS Service, or any Additional Service available to Subscribers if, and to the extent, such delay results from any action or failure under a duty to act on the part of DCC and HTI could not reasonably avoid, overcome or mitigate the effect of the delay.

3.	SUBSCRIPTIONS

(a) Subscriber Communication and Agreements. HTI will *** Subscriber Agreements with each Subscriber (including each prospective subscriber agreeing to become a Subscriber) and will institute *** procedures designed to handle and respond to customer questions and requests in regards to the telematics services to be provided by HTI and with respect to all account management issues, in each case, in a ***.

(b) Billing. HTI will handle all Subscriber billing and Subscriber service functions. All billing and account management functions will be handled using HTI’s name. If requested by DCC, HTI will prominently display Mark(s) of DCC on any bill sent to a Subscriber, in a manner approved in advance by DCC in writing.

(c) ***.

(d) Prices for the PASS Service for Second and Subsequent Years. HTI will establish the Subscription Fees and the Ancillary Fees, if any, ***; provided that HTI must give DCC an opportunity to review any changes to Subscription Fees, Ancillary Fees and Excessive Use Charges for the PASS Service at least *** prior to the effectiveness of such change and HTI shall negotiate in good faith with DCC to address any objections DCC raises to such fees; provided, further, however, that the ultimate determination with respect to the amount of Subscription Fees shall be made by HTI.

(e) Subscriber Relationship. HTI shall have primary responsibility for managing the relationship with Subscribers. HTI’s responsibilities will include: (1) executing Subscriber Agreements (containing all disclosures required by all applicable Laws) (with such assistance as is to be provided by DCC as set forth herein), (2) handling all account management functions in accordance with Exhibit B hereto, and (3) dealing with all customer billing matters.

(f) Telematics Packages. Subject to Sections 3(c) and 3(d), HTI shall have the right to determine the composition of Telematics Packages and the terms and conditions on which such Telematics Packages shall be made available to Subscribers.

4.	HTI TELEMATICS COMMUNICATORS AND OTHER DEDICATED COMPONENTS

(a) ***.

(b) Purchase and Sale of HTI Telematics Communicators. DCC will issue to HTI one or more DCC purchase orders (which shall contain or reference the standard terms used by DCC with other suppliers as in effect on the date of such purchase order) for the purchase by DCC of HTI Telematics Communicators from HTI pursuant to this Agreement. All purchases of HTI Telematics Communicators by DCC from HTI will be subject to the terms and conditions of *** this Agreement. If a purchase order term or condition conflicts with a term or condition in this Agreement, then the term or condition in this Agreement will control over the conflicting term or condition in DCC’s purchase order. Specifically, the Parties agree that the applicable warranty term for the HTI Telematics Communicators is ***, unless otherwise expressly agreed in writing by the Parties. HTI’s terms or conditions, however proposed or presented, except as reflected in this Agreement, will not apply to DCC’s purchases from HTI.

(c) Purchase Price. ***. DCC agrees that it will use the HTI Telematics Communicators it purchases from HTI as described in this Section 4(c) only for factory installation in new DCC Vehicles or as replacement for such units under such basic warranty service. ***.

(d) Sourcing and Development Strategy; Approved Suppliers. The sourcing and development strategy is outlined in Exhibit J. The manufacturer of the HTI Telematics Communicator must be an Authorized Supplier. ***. HTI will be responsible for the timely supply of HTI Telematics Communicators and all other Dedicated Components from Authorized Suppliers to DCC in sufficient quantities to meet DCC’s requirements in accordance with the terms and conditions of the purchase orders issued to HTI from time to time. HTI may, at its option, have all or some of the HTI Telematics Communicators and Dedicated Components delivered directly to DCC by Authorized Suppliers ***. HTI will be responsible for qualifying any suppliers as Authorized Suppliers if they are not already Authorized Suppliers and DCC and its Affiliates shall cooperate in good faith with the process of qualifying suppliers as Authorized Suppliers. DCC shall bear its own costs in support of qualifying suppliers proposed by DCC as Authorized Suppliers. HTI also shall be responsible for qualifying the manufacturing capability of all Authorized Suppliers of HTI Telematics Communicators and Dedicated Components ***.

(e) Technical Specifications. The final technical specifications for the HTI Telematics Communicators and the Dedicated Components (the “Technical Specifications”) will be determined by HTI and the Authorized Suppliers and must include all requirements and specifications of DCC which are set forth in Exhibit G. Exhibit G and the Technical Specifications may be amended, supplemented or restated from time to time by mutual agreement between the Parties, ***. HTI shall promptly notify DCC if HTI discovers or acquires actual knowledge from a source other than DCC of any performance issue affecting any part or system of the Enabled Vehicle, including the HTI Telematics Communicator and the other Dedicated Components, that results from the Technical Specifications. DCC shall promptly notify HTI if DCC discovers or acquires actual knowledge from a source other than HTI of any performance issue affecting any part or system of the Enabled Vehicle, including the HTI Telematics Communicator and the other Dedicated Components, that results from the Technical Specifications. The Parties shall negotiate in good faith to determine appropriate modifications to the Technical Specifications to remedy such performance issues. ***.

(f) Planned DCC Installation Schedule. Exhibit D-1 shows the DCC Vehicles by Model Year in which DCC intends to factory install (or have factory installed) HTI Telematics Communicators. DCC shall update Exhibit D-1 from time to time to reflect, to the extent that DCC has the right to install (or have installed) HTI Telematics Communicators, Dedicated Components and Shared Components in such vehicles that make such vehicles capable of receiving a full service offering of the PASS Service, any Approved Additional Service and any Other Telematics Service, *** for sale within the Territory that is a replacement of any of the models on Exhibit D-1 if such vehicle is ***, so that the definition of “DCC Vehicle” shall be current at all times. ***. HTI and DCC shall use their commercially reasonable efforts to complete the determination of whether an *** has occurred by not later than sixty (60) days after the end of each Model Year. Additionally, if an Enabled Vehicle Breach (as defined in Exhibit D-2) occurs, such event shall constitute a material breach of this Agreement by DCC. ***.

(g) Dedicated Components other than the HTI Telematics Communicator. Notwithstanding anything in this Agreement to the contrary, for purposes of this Section 4(g), the term “Dedicated Components” shall not include the HTI Telematics Communicators, as similar matters with respect to the HTI Telematics Communicators are addressed elsewhere in this Section 4. ***. DCC will issue to HTI one or more DCC purchase orders (which shall contain or reference the standard terms used by DCC with other suppliers as in effect on the date of such purchase order) for the purchase by DCC of Dedicated Components from HTI pursuant to this Agreement. All purchases of Dedicated Components will be subject to *** this Agreement. If a purchase order term or condition conflicts with a term or condition in this Agreement, then the term or condition in this Agreement will control over the conflicting term or condition in DCC’s purchase order. ***.

(h) ***.

(i) Warranty and Warranty Repairs; Recall Campaigns. DCC’s Dealers will decide whether to replace the HTI Telematics Communicator and other Dedicated Components (including the Speaker and/or the BUB assembly) in any Enabled Vehicle covered by the normal (3 years/36,000 miles) vehicle warranty period applicable to such DCC Vehicle. ***.

(j) ***.

(k) Product Documentation. To the extent that the HTI Telematics Communicator is described in vehicle manuals provided to purchasers or lessees of Enabled Vehicles, DCC shall include therein such notices, warnings and disclaimers related to the HTI Telematics Communicators, the Telematics Services and any Other Telematics Services as HTI determines are advisable to include therein and which are acceptable to DCC after good faith consideration. Alternatively, if DCC refuses to include in any such vehicle manual any notice, warning or disclaimer related to the HTI Telematics Communicators and the Telematics Services as HTI determines is advisable to include therein, DCC shall include, or cause to be included, in each Enabled Vehicle at its assembly plant an instruction manual with respect to the HTI Telematics Communicator, the Telematics Services and any Other Telematics Services, ***, containing, among other things, all such notices, warnings or disclaimers related to the HTI Telematics Communicator, the Telematics Services and the Other Telematics Services that HTI desires to be included in such manual. ***.

5.	***.

6.	***.

7.	TESTING PROTOCOLS AND ACCEPTANCE

(a) ***.

(b) Acceptance Testing of the HTI System. HTI shall be primarily responsible for developing the HTI System testing protocols and conducting the acceptance testing of the HTI System against the testing protocols. HTI will submit the testing protocols to DCC for approval *** prior to testing and shall provide written test reports within *** of completion showing the results of these tests to DCC. DCC and HTI will mutually agree on when the HTI System shall have complied with *** such testing protocols. These tests shall be completed at plywood buck MRD, *** compliance, *** prior to *** with *** compliance and again at PPAP with *** compliance. All new telematics features shall demonstrate the same levels of compliance to HTI System testing protocols for the corresponding Model Years that the feature will be offered. DCC will provide HTI with such assistance as DCC as applicable, deems reasonable to test the HTI System against the testing protocols.

(c) Testing for Vehicles. All testing for DCC Vehicles must be in compliance with the performance standards and functional performance requirements contained in Exhibit G and where applicable, to the portions of the HTI System testing protocols, as defined in Section 7(b), that are dependent on the TCU.

8.	OTHER TELEMATICS SERVICES

In addition to the PASS Service and the Approved Additional Services, HTI may provide to Subscribers through the HTI Telematics Communicators other than by means of Embedded Cellular Technology such other telematics services as HTI has the capability to provide (each an “Other Telematics Service”) ***.

9.	***

10.	***.

(a) ***.

Between the date hereof and the Commencement Date, HTI and DCC shall negotiate in good faith to determine the number and type of contacts, ***, which HTI may make with any Person who purchases or leases an Enabled Vehicle but declines to enter into a Subscriber Agreement at the time of such purchase or lease for the sole purpose of soliciting such Person as a subscriber to the PASS Service and Approved Additional Services by using any of the information provided by DCC pursuant to the first sentence of this Section 10(a), until such Person subsequently enters into a Subscriber Agreement for such services or, if applicable, an equivalent agreement for the receipt of Fleet Services. HTI agrees to comply with the restrictions determined pursuant to the preceding sentence and make no contact with such Person for any other purpose. ***.

(b) ***.

(c) Each Subscriber Agreement will provide the Subscriber with an opportunity to consent to the acquisition and use of Vehicle and Subscriber Data by HTI and by DCC, including any resale by HTI of any Vehicle and Subscriber Data other than Owner Information. ***. As used in this Agreement, “Approved Data” means any Vehicle and Subscriber Data for which (i) the Subscriber has given its consent to HTI’s use of such data ***. HTI will only use any Approved Data strictly in accordance with the use of such data ***.

(d) ***.

(e) The Vehicle and Subscriber Data that the HTI Telematics Communicator is capable of obtaining is limited to the data that is included in the CAN bus messages that are defined in Exhibit E. Although the HTI Telematics Communicator will receive the entire bus message, only Approved Data and the data that is necessary to support the PASS Service and Approved Additional Services, as defined in Exhibit A and Exhibit C, is authorized to be used by the HTI Telematics Communicator. ***. In addition to the foregoing, the HTI Telematics Communicator is capable of obtaining GPS data and HTI is authorized to use such GPS data for the purposes of providing the PASS Service and each Approved Additional Service ***.

(f) ***.

(g) ***.

(h) ***.

11.	MARKETING

(a) Marketing Plan. HTI and DCC will together develop a strategic marketing launch and sales plan for the sale of the PASS Service and other Telematics Packages in Enabled Vehicles. ***. Except for the requirement to comply with Section 19, nothing herein shall preclude HTI’s right to develop and launch marketing plans for Telematics Services or Other Telematics Services independent of DCC marketing programs, subject to DCC’s approval, which shall not be unreasonably withheld, delayed or conditioned.

(i)	***.

(ii)	Advertising. DCC shall *** advertise the availability of the Telematics Services in Enabled Vehicles and to market the Telematics Services in a manner consistent with DCC’s marketing of other key features. Additionally, DCC and HTI shall cooperate with respect to the inclusion in such advertisements, with HTI’s approval, of descriptions of Other Telematics Services. ***. HTI shall *** encourage all retail purchasers or lessees of Enabled Vehicles to continue to subscribe to the Telematics Services. Each Party shall cooperate in the development of web-based marketing activities related to the Telematics Services.

(iii)	Dealer Support. DCC shall provide marketing and instructional information *** to Dealers relating to the availability of HTI Telematics Communicators, including dealer training ***, to existing and new Dealers, and encourage Dealers to use such information and to prominently display signage and brochures relating to the Telematics Services, and to provide demonstrations of the Telematics Services. DCC shall work with HTI to design, and DCC shall create and provide to Dealers and encourage Dealers to (x) use in-vehicle marketing materials and (y) place other branded material in the vehicle, in each case, to draw attention to the availability of the Telematics Services in each DCC Vehicle that is an Enabled Vehicle. DCC shall encourage Dealers to actively promote the Telematics Services to purchasers and lessees of Enabled Vehicles, to demonstrate the Telematics Services, to assist new customers by explaining the Telematics Services during the vehicle delivery process, and to offer retail purchasers the opportunity to enter into a Subscription Agreement, in accordance with HTI’s standard policies in effect from time to time. Each Party agrees that the marketing message should be clear and consistent with the DCC and HTI brand images. HTI shall cooperate with DCC in connection with HTI’s communications with Dealers to facilitate coordination and consistency of messaging.

(iv)	Market Research. HTI and DCC will devote such resources as each deems appropriate, in its sole discretion, to conduct market research to understand the buying behaviors and motivations of purchasers or lessees of Enabled Vehicles who become Subscribers and to maximize use of the Telematics Services and Other Telematics Services by Subscribers.

(b) Subscriber Agreements. The Parties will cooperate in good faith to identify and implement processes for encouraging purchasers of DCC Vehicles to enter into Subscriber Agreements with HTI, including unless the Parties agree to obtain Subscription Agreements in a different manner, cooperating in efforts to encourage DCC Dealers to assist with the efforts of *** forwarding *** Subscriber Agreements to HTI. HTI will make Subscriber Agreements available to purchasers or lessees of Enabled Vehicles not later than *** prior to the Commencement Date, notwithstanding that Telematics Services will not be provided to such Enabled Vehicles prior to the Commencement Date. Each Subscriber Agreement will give the Subscriber ***. Additionally, HTI will include in the Subscription Agreement provisions related to the limitation of DCC’s liability to Subscribers, ***.

12.	ON-SITE ENGINEERING STAFFING, ACCESS TO DCC PREMISES AND USE OF DCC VEHICLES

(a) ***.

(b) Access to DCC Personnel and Use of DCC Vehicles. DCC will provide HTI or Authorized Suppliers with *** DCC Vehicles *** for testing of HTI Telematics Communicators in conjunction with the HTI Operational System. DCC will, ***, also provide HTI or Authorized Suppliers *** access to DCC personnel involved with the PASS Service and installation of HTI Telematics Communicators in DCC Vehicles and to information related to DCC Vehicles as such may reasonably impact the PASS Service or the HTI Operational System.

(c) ***.

13.	HTI MILESTONE REQUIREMENTS

(a) Milestone Requirements. To ensure compliance with the required deadlines in Section 2(d) for the HTI Operational System to become operational to the full extent required to deliver the PASS Service in accordance with Section 2 of this Agreement, and the PASS Service to become available to all Subscribers, HTI shall meet each of the specific milestone requirements identified in the attached Exhibit N by the respective dates set forth therein (“Milestone Requirements”); provided, however, that HTI shall not be responsible for any delay in meeting a Milestone Requirement to the extent the delay results from any action or failure under a duty to act on the part of DCC or any change in the Technical Specifications required by DCC and HTI could not reasonably avoid, overcome or mitigate the effect of the delay in order to meet the Milestone Requirement.

(b) ***.

(c) Cure. HTI shall have a period of *** in which to cure a breach of a Milestone Requirement.

14.	INTELLECTUAL PROPERTY

(a) Ownership.

(i)	All Intellectual Property developed or created prior to the date of this Agreement or outside of the scope of this Agreement during the term of this Agreement (the “Separate Intellectual Property”) is and shall remain the property of the Party which made, developed or created or presently owns such Separate Intellectual Property and, unless otherwise expressed in this Agreement, no license is implied or granted herein to any Separate Intellectual Property.

(ii)	***

(iii)	***.

(b) ***.

15.	INDEMNIFICATION

(a) ***.

(i)	HTI will defend, indemnify and hold DCC, its officers, employees, directors, successors and permitted assigns (collectively, the “DCC Indemnitees”) harmless from and against any loss, damage, liability, claim or expense, including reasonable attorney fees and expenses, in connection with or arising from claims ***.

(b) ***.

(i)	HTI will defend, indemnify and hold the DCC Indemnitees harmless from and against any loss, damage, liability, claim or expense, including reasonable attorney fees and expenses, arising from ***.

(ii)	DCC will defend, indemnify and hold HTI, its officers, employees, directors, successors and permitted assigns (the “HTI Indemnitees”) harmless from and against any loss, damage, liability, claim or expense, including reasonable attorney fees and expenses, arising from ***.

(c) Indemnification Procedure. Whenever a claim arises for indemnification under this Section 15, the Person entitled to indemnification (the “Indemnified Party”) will promptly notify the Party from which indemnification is sought (the “Indemnifying Party”) of such claim and, when known, the facts constituting the basis for such claim; provided, however, that in the event of any claim for indemnification hereunder resulting from or in connection with any claim by a third party, the Indemnified Party will give such notice thereof to the Indemnifying Party not later than *** prior to the time any response to the asserted claim is required, if possible, and in any event within *** following receipt of notice thereof (provided that failure to notify the Indemnifying Party will not relieve the Indemnifying Party of any liability it may have to the Indemnified Party, except to the extent that the Indemnifying Party has been actually prejudiced by such failure). Following receipt of notice of a claim by a third party, and provided that the Indemnifying Party has not failed or is not failing to use reasonable efforts to defend such claim, the Indemnifying Party will have the option, at its cost and expense, to assume the defense of such matter and to retain counsel to defend any such claim, and the Indemnifying Party will not be liable to the Indemnified Party for any fees of other counsel or any other expenses (except as expressly provided to the contrary herein) with respect to the defense of such claim or litigation, other than reasonable fees and expenses of counsel employed by the Indemnified Party for any period during which the Indemnifying Party has not assumed the defense thereof. The Indemnified Party will have the option of joining the defense of such claim (which will be at the sole cost and expense of the Indemnified Party) with counsel not reasonably objected to by the Indemnifying Party and counsel for each Party will, to the extent consistent with such counsel’s professional responsibilities, cooperate with the other Party and any counsel designated by that Party. In effecting the settlement or compromise of, or consenting to the entry of any judgment with respect to, any such claim, the Indemnifying Party, or the Indemnified Party, as the case may be, will act in good faith, will consult with the other Party and will enter into only such settlement or compromise or consent to the entry of any judgment as the other Party will consent, such consent not to be unreasonably withheld, conditioned or delayed. If an Indemnifying Party has failed or is failing to use reasonable efforts to defend such a claim, the Indemnified Party shall, at the Indemnifying Party’s expense, assume the defense of such claim, with counsel reasonably acceptable to the Indemnifying Party; provided, however, that the Indemnified Party shall not have the right to settle such claim without the consent of the Indemnifying Party, which consent shall not be withheld unless the Indemnifying Party notifies the Indemnified Party in writing of the Indemnifying Party’s commercially reasonable basis for withholding such consent. An Indemnifying Party will not be liable for any settlement, compromise or judgment not made in accordance with the preceding sentence; provided, however, that, notwithstanding anything to the contrary in this Section 15, no consent of the Indemnifying Party to the settlement or compromise of any claim by the Indemnified Party will be necessary to the extent that the Indemnified Party provides the Indemnifying Party with an unqualified release from liability in respect of such third-party claim. Without limiting the generality of the foregoing, with respect to any Multi-Cause Action, HTI and DCC will consider reasonable cooperation with respect to the defense of such action, which may include entering into joint defense or other similar arrangements. Additionally, nothing in Section 15(b) is intended to limit HTI’s right to assert a defense arising under the last sentence of Section 4(e), including as a cross claim in any proceeding otherwise subject to Section 15(b).

(d) Survival. The indemnity obligation under this Section 15 will survive the termination or expiration of this Agreement.

(e) ***.

(f) Applicability of Indemnification Procedures. In addition to claims arising under this Section 15, the provisions set forth in Section 15(c) shall be applicable to any other claim for indemnification asserted by either Party under this Agreement ***. in connection with the transactions contemplated hereby, including, without limitation, any claim for indemnification ***.

16.	CONFIDENTIALITY

(a) Definition. “Confidential Information” means, with respect to a Party, all information or material that gives that Party some competitive business advantage or the opportunity of obtaining such advantage ***. Notwithstanding the foregoing, Confidential Information will not include information which: (a) is or becomes generally known to the public through no wrongful act of the receiving Party, (b) as evidenced by contemporaneous documentation, was previously known to the receiving Party or rightly received by the receiving Party from a third party without obligation of confidentiality, (c)

is disclosed to third parties by the disclosing Party on a non-confidential basis, or (d) is independently developed by the receiving Party without reference to information received from the disclosing Party or derived therefrom.

(b) Nondisclosure Obligations. Neither HTI nor DCC will disclose (whether orally or in writing, or by press release or otherwise) to any third party for a period of two (2) years *** from first receipt any Confidential Information of another Party, except (i) disclosure as may be required by Law (redacted to the greatest extent possible), (ii) disclosure to each Party’s respective officers, directors, employees, agents, consultants, accountants and attorneys in their capacity as such, and who have a “need to know,” provided that the Party making such disclosure shall be responsible for any breach by such recipients of the provisions of this Section 16(b), or (iii) disclosures to which the owner of the Confidential Information has given its express, written consent. ***. Additionally, subject to the last sentence of Section 16(a), the terms of this Agreement shall constitute Confidential Information at all times during the Term (notwithstanding the general *** limitation on the obligations with respect to Confidential Information hereunder). Each Party will use Confidential Information received from the other Party only for the purpose of performing its obligations and, if necessary, to enforce its rights against another Party under this Agreement.

(c) Discontinuation of Use of Confidential Information Upon Termination. Upon termination of this Agreement for any reason, each Party will immediately discontinue use of any Confidential Information of the other Party, except to the extent necessary to perform any continuing obligation under this Agreement.

17.	TAXES

HTI will be solely responsible for the complete collection and remission of all sales, use and telecommunication taxes ***.

18.	TELECOM CONNECTIVITY MANAGEMENT

HTI will be solely responsible for the relationship with wireless carriers used by HTI to provide the telematics services under this Agreement ***. Additionally, at the request of HTI or DCC, the Parties shall hold an annual meeting to discuss network technology matters.

19.	OWNERSHIP AND USE OF TRADEMARKS

The Parties recognize each other’s rights in their respective trademarks, service marks, trade names and logos. Neither HTI nor DCC will make any use of the trademarks, service marks, trade names or logos (collectively the “Marks”) of another Party, except as specifically approved by the other Party in writing. Except as permitted by United States trademark law and except as expressly provided herein, nothing in this Agreement will imply the grant by HTI or DCC to another Party of a license to use (i) its trademark, service mark, trade name or logo or those of any of its Affiliates in connection with advertising, licensing, marketing or any other use, or (ii) any trademark, service mark, trade name or logo that is confusingly similar to its or any of its Affiliates’ names or marks.

20.	AUDIT RIGHTS

(a) Audit Rights for DCC. HTI will maintain accurate and complete books and records relating to the HTI Operational System, the HTI Communicators and other Dedicated Components, the telematics services provided by HTI and HTI’s performance of this Agreement. HTI will maintain all such records until at least *** after HTI no longer provides any telematics services under this Agreement and for such longer time as may be required by Law or as may be required in connection with pending litigation. During the Term and for a period ending *** after HTI no longer provides any telematics service under this Agreement, DCC or its authorized representatives will have the right, at its expense, to reasonably inspect, audit, and copy such books and records of HTI, at HTI’s offices, during normal business hours upon not less than *** prior written notice, to the extent the books and records relate directly to the performance of HTI’s obligations or any claim for payment hereunder. ***.

(b) Maintenance of Records. DCC shall (or, as applicable, shall cause its manufacturing Affiliates of DCC Vehicles) to maintain accurate and complete records relating to the installation of HTI Telematics Communicators in DCC Vehicles and the records relating to the sale or leasing of Enabled Vehicles that DCC receives from its Dealers. DCC will maintain all such records until at least *** following termination or expiration of this Agreement and for such longer time as may be required by Law or as may be required in connection with pending litigation.

21.	EXECUTIVE STEERING & OPERATING COMMITTEES

(a) Executive Steering Committee. In order to monitor, coordinate and facilitate implementation of the terms and conditions of this Agreement, the Parties shall establish an “Executive Steering Committee” consisting of at least one (1) vice president or equivalent from each Party and an equal number of members. The Executive Steering Committee shall provide general oversight of the terms and conditions of this Agreement and shall work in good faith to resolve any Disputes that cannot be resolved by the Operating Committee in accordance with the Dispute Resolution section below. Additionally, the Executive Steering Committee shall discuss new business development opportunities with respect to telematics services.

(b) Operating Committee. The “Operating Committee” shall consist of one (1) representative of each Party from the following functional areas (to the extent such function areas are applicable to a Party): development, marketing, parts and service, sales, quality assurance, warranty, engineering and other areas as appropriate. The Operating Committee shall be responsible for the day-to-day operations related to the implementation of the terms and conditions of this Agreement and the exhibits hereto, and shall be the initial group that shall address Disputes in accordance with the Dispute Resolution section below. Additionally, the Operating Committee shall discuss plans by HTI to provide new telematics services prior to HTI submitting its formal proposal to DCC for consent to, or approval of such services.

(c) Procedures. The Executive Steering Committee representatives shall meet at least quarterly (or more frequently if needed) during the Term and the Operating Committee representatives shall meet at least monthly (or more frequently if needed) during the Term. The Steering Committee and Operating Committee representatives for each Party shall stay reasonably apprised of the activities of the employees, agents and contractors of such Party who are involved in the performance of any services hereunder.

(d) Scope of Duties. Without limiting the responsibilities of the Executive Steering Committee and the Operating Committee, it is expected that these committees will routinely discuss: (1) any modifications to the Telematics Services and any telematics services that HTI plans to add as Additional Services or Other Telematics Services, (2) the Technical Specifications and installation procedures for the HTI Telematics Communicator, (3) the implementation and any modification of the terms of each of the exhibits to this Agreement, (4) any further assistance to be provided by HTI or DCC, (5) matters related to costs allocated between the Parties hereunder, (6) network technology matters, (7) matters related to the use of Vehicle and Subscriber Data, and (8) any objections raised by a Party hereunder under any provision providing for such Party to have a right to raise objections.

22.	LEGAL COMPLIANCE

Each Party will comply in all material respects with all applicable Laws in the performance of its obligations under this Agreement. Without limiting the foregoing, HTI will comply in all material respects with all applicable Laws in the operation of the HTI Operations System and the delivery of the telematics services under this Agreement.

23.	REPRESENTATIONS AND WARRANTIES

(a) Corporate Representations and Warranties. *** each Party represents and warrants to the other Parties that: (1) it is duly organized, validly existing and in good standing under the Laws of the state under which it is organized; (2) it has the power and authority to enter into this Agreement and to perform fully its obligations hereunder; (3) it is under no contractual or other legal obligation that will in any way interfere with its full, prompt and complete performance hereunder; (4) the individual executing this Agreement on its behalf has the authority to do so; and (5) the obligations created by this Agreement, insofar as they purport to be binding on it, constitute legal, valid and binding obligations enforceable in accordance with their terms.

(b) HTI Representations and Warranties. Except as may result from any action or inaction taken by DCC, HTI represents and warrants to DCC that the PASS Service will be provided in accordance with *** applicable Laws.

24.	REQUIRED INSURANCE

HTI will provide and maintain during the Term of this Agreement and for such additional periods in which HTI provides telematics services to any DCC Vehicle, insurance coverage with commercially acceptable companies rated no less than an A- by A.M. Best with at least the following limits (excess liability policies used to meet the limits required for (a), (b) and (c) below must follow form):

***

Such policies (other than for worker’s compensation) will name DCC as an additional insured thereunder ***. HTI will cause its insurance broker(s) to furnish to DCC certificates of insurance within fifteen (15) days following HTI’s procurement of such coverages ***. Such certificates will provide for thirty (30) days advance written notice of cancellation, material change in coverage or non-renewal of coverage. ***.

25.	TERM

Unless earlier terminated pursuant to the terms of this Agreement, the term of this Agreement will commence as of the Effective Date and will expire on June 16, 2015 (the “Term”). Upon the request of a Party and the mutual consent of both Parties, the Parties will engage in good faith negotiation of the terms and conditions applicable to an extension of this Agreement beyond June 16, 2015. Such negotiations must be concluded on or before June 16, 2012.

26.	TERMINATION

(a) Right to Terminate. If a Party (1) substantially breaches any of its material obligations hereunder and fails to remedy that breach within *** after that breach has been called to its attention by written notice from the other Party, (2) files a petition in bankruptcy or makes a general assignment for the benefit of creditors or otherwise acknowledges insolvency, or is adjudged bankrupt, (3) commences or is placed in a process of complete liquidation other than for an amalgamation or reconstruction, or (4) suffers the appointment of a receiver for any substantial portion of its business who is not discharged within ninety (90) days after his or her appointment, then, and in any such event, the other Party, at its option, may without liability terminate this Agreement upon giving written notice of its determination to terminate this Agreement to the other Party only after a *** period during which the materially nonperforming Party has an opportunity to cure any material deficiencies in its performance.

(b) Change in Control Event. Upon the occurrence of a Change in Control Event, HTI will promptly deliver to DCC written notice of such event and DCC, may within *** of receipt of HTI’s notice, or without any time restriction in the event such notice is not received, terminate this Agreement without liability.

(c) Termination of Specific Telematics Service. If HTI breaches (i) a material obligation to DCC that pertains to an Approved Additional Service or (ii) a material condition for DCC’s consent to or approval of an Approved Additional Service and HTI has thereafter failed for *** to cure such material deficiencies in its performance, HTI shall no longer have exclusivity with respect to the provision of such Approved Additional Service and DCC may, in addition to other remedies available to DCC under this Agreement, in law or in equity, without liability, terminate such Approved Additional Service and may, independent of any such termination and notwithstanding anything in Section 2(g) to the contrary, provide such service or have third parties provide such service.

(d) ***.

27.	EFFECT OF TERMINATION; CONTINUED PROVISION OF SERVICES; SURVIVAL

Following the expiration or earlier termination of this Agreement, HTI shall have the right to continue, subject to Section 10(f), to provide to Subscribers the PASS Service, the Approved Additional Services and the Other Telematics Services that HTI provides at the time of such expiration or earlier termination, including that HTI may renew Subscription Agreements and enter into new ones for such telematics services. Additionally, following the expiration or earlier termination of this Agreement, HTI shall be obligated to make available to owners and lessees of each Enabled Vehicles the PASS Service and any Approved Additional Service until the expiration of *** for the vehicle (to the extent such owners or lessees continue to subscribe to such services). ***. In addition, all provisions in this Agreement which, by their terms, are meant to survive the termination of this Agreement (including, without limitation, Section 10), will survive the termination of this Agreement.

28.	DISPUTE RESOLUTION

(a) Informal Dispute Resolution. The Parties agree to meet and confer in good faith on any matter of controversy, claim, or dispute arising under or relating to this Agreement (each, a “Dispute”). All Disputes shall first be addressed by the appropriate members of the Operating Committee where such members shall engage in good faith discussions for a period of twenty (20) days. If the Dispute cannot be resolved at the Operating Committee within twenty (20) days, then the Parties shall refer the Dispute to the Steering Committee, where the appropriate members shall engage in good faith discussions for a period of not less than thirty (30) days. If the Dispute cannot be resolved by the Steering Committee with thirty (30) days or such shorter period required for its resolution, either Party may exercise any legal and equitable right at its disposal, including litigation in a court of law.

(b) Injunctive Relief. Nothing in this Section 28 shall preclude a Party from applying to a court of competent jurisdiction for a temporary restraining order or preliminary injunction to preserve the status quo or prevent irreparable harm pending the resolution of any Dispute.

29.	NOTICES

Any notice or report required to be given under this Agreement will be in writing, will be sent by certified mail, postage prepaid and return receipt requested, or by hand delivery, or by overnight delivery service, to the Party to receive such notice or report, at the following address (unless a Party at any time or times designates another address for itself by notifying the other Party by certified mail, in which case all notices to such Party thereafter will be given at its most recently so designated address):

To HTI:	Hughes Telematics, Inc. 41 Perimeter Center East, Suite 400 Atlanta, Georgia 30346 Attention: Jeffrey A. Leddy

with copies to:

Hughes Telematics, Inc.

41 Perimeter Center East, Suite 400

Atlanta, Georgia 30346

Attention: Robert Lewis

-and-

O’Melveny & Myers LLP

1625 Eye Street, NW

Washington, DC 20006

Attention: David Pommerening

To DCC:	DaimlerChrysler Company LLC CIMS 484-03-11 800 Chrysler Drive East Auburn Hills, MI 48326-2757 Attention: Jeffrey S. Wakai

with a copy to:	DaimlerChrysler Company LLC CIMS 485-14-96 1000 Chrysler Drive Auburn Hills, MI 48326-2766 Attention: General Counsel

Notice or report given by hand delivery will be deemed received on delivery. Notice or report given by mail will be deemed received on the earlier to occur of actual receipt or on the fourth Business Day following mailing if sent in accordance with the notice requirements of this Section 29. Notice or report given by overnight delivery service will be deemed received on the next Business Day following delivery of the notice or report to such service with instructions for overnight delivery.

30.	ASSIGNMENT

A Party may not assign any right or delegate any duty under this Agreement without the prior express written consent of the other Party. This Agreement will inure to the benefit of and be binding upon the Parties and their respective successors and permitted assigns.

31.	AMENDMENTS

Except as expressly set forth herein, this Agreement may not be modified except in a writing executed by both Parties. Upon the mutual execution and delivery of any revised exhibit to this Agreement, the revised exhibit will become the effective exhibit and will replace the previous exhibit in its entirety without the need for further amendment of this Agreement.

32.	WAIVERS

Any waiver of any provision of this Agreement must be in writing and signed by the Party whose rights are being waived. No waiver of a breach of any provision hereof will be or be deemed to be a waiver of any other breach of the same or any other provision of this Agreement. The failure of a Party to enforce or seek enforcement of the terms of this Agreement following any breach will not be construed as a waiver of such breach.

33.	EXPENSES

Except as expressly set forth herein or in a separate agreement, each Party will bear its own expenses (including fees and disbursements of its counsel, accountants and other experts) incurred by it in connection with the preparation, negotiation, execution, delivery and performance hereof, each of the other documents and instruments executed in connection herewith or contemplated hereby and the consummation of the transactions contemplated hereby and thereby.

34.	GOVERNING LAW

This Agreement is governed by and must be construed in accordance with the law of the State of *** as if fully performed therein and without reference to its conflict of laws principles.

35.	FURTHER ASSURANCES

Each Party covenants and agrees on behalf of itself, its successors, and its permitted assigns, without further consideration, to prepare, execute, acknowledge, file, record, publish, and deliver such other instruments, documents and statements, and to take such other action as may be required by Law or reasonably necessary to effectively carry out the purposes of this Agreement.

36.	***.

***. This provision does not apply to individuals responding to the general media advertising of either Party.

37.	FORCE MAJEURE

(a) A Party will be excused from performing any of its obligations under this Agreement to the extent its inability to perform such obligation is the result of an act of God, natural disaster, epidemic, acts or decrees of any government, fire, vandalism, war, civil disturbance, strike, lockout or other labor dispute, or other causes, whether foreseeable or not, which are beyond the reasonable control of the Party unable to perform (each a “Force Majeure Event”).

(b) If a Force Majeure Event prevents the total or partial execution of a Party’s obligation under this Agreement, the Party claiming Force Majeure will inform the other Party in writing as soon as practicable, but, in any event within five (5) Business Days after such Party obtains actual knowledge of the occurrence of such event, stating the beginning and, if known, the ending times of such case of Force Majeure and describing the circumstances thereof.

(c) A Party claiming Force Majeure will use its commercially reasonable best efforts to avoid or remove the cause of non-conformance and will continue performance hereunder with the utmost dispatch whenever such cause is removed, it being understood that, in a circumstance subject to Section 2(e), HTI’s obligations with respect to HTI Telematics Communicators shall be limited to the extent described by Section 2(e). Notwithstanding the above provisions of this Section 37, in the event a Force Majeure Event prevents the total or partial execution of a Party’s material obligation under this Agreement for more than ***, the other Party will have the right, but not the obligation, to elect to terminate this Agreement by providing written notice of termination.

38.	RELATIONSHIP

Each Party is an independent contractor in relation to the other Party with respect to all matters arising under this Agreement. Nothing herein will be deemed to establish a partnership, joint venture, association or employment relationship between the Parties.

39.	SEVERABILITY

The invalidity under applicable Law of any provision of this Agreement will not affect the validity of any other provision of this Agreement, and in the event that any provision hereof is determined to be invalid or otherwise illegal by a court of competent jurisdiction, this Agreement will remain effective and will be construed in accordance with its terms as if the invalid or illegal provision were not contained in the Agreement.

40.	NO INFERENCE AGAINST DRAFTER

Each Party acknowledges that this Agreement was fully negotiated by the Parties and, therefore, no provision of this Agreement will be interpreted against either Party because such Party or its legal representative drafted such provision.

41.	NO THIRD PARTY BENEFICIARIES

The provisions of this Agreement are for the exclusive benefit of the Parties, their successors and their permitted assigns, and no third party will be a beneficiary of, or have any rights by virtue of, this Agreement.

42.	HEADINGS

The table of contents and section heading are for convenience of reference only and are to be given no effect in the construction, interpretation or effect of this Agreement.

43.	COUNTERPARTS

This Agreement may be executed in any number of original or facsimile counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

44.	ENTIRE AGREEMENT

This Agreement (inclusive of its exhibits), together with the Non-Disclosure Agreement, contains the entire agreement (including all understandings with respect to the rights and obligations of the Parties) of the Parties and supersedes and abrogates all contemporaneous and prior agreements (including all understandings with respect to the rights and obligations of the Parties) of the Parties, whether written or oral, relating to the subject matter hereof.

45.	GOOD FAITH

The Parties shall act in good faith in the conduct of their obligations under this Agreement.

46.	RESOLUTION OF CONFLICTS AMONG DOCUMENTS

In the event of any conflict between the terms of any provision of Sections 1 through 46 of this Agreement, and any term contained in (i) any of the exhibits hereto, (ii) any document attached to or referenced in any such exhibit, or (iii) any purchase order issued pursuant to this Agreement by DCC, the terms contained in Sections 1 through 46 of this Agreement shall govern.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the Parties have executed this Agreement to be effective as of the Effective Date.

HUGHES TELEMATICS, INC.

By:	/s/ Jeff. A. Leddy
Title:	CEO

DAIMLERCHRYSLER COMPANY LLC

By:	/s/ Peter Rosenfeld
Title:	EVP

List of Exhibits

***